SUPPLEMENT TO THE PROSPECTUS OF
FIDELITY INCOME ADVANTAGE®
ISSUED BY FIDELITY INVESTMENTS
LIFE INSURANCE COMPANY ("FILI")

DATED APRIL 30, 2010

Effective May 28, 2010, the following information replaces similar information found in the "Investment Options" section on page i:

Other funds are managed or sub-advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), Geode Capital Management, LLC ("Geode"), Lazard Asset Management, LLC ("Lazard"), Morgan Stanley Investment Management Inc. ("Morgan Stanley"), Pacific Investment Management Company, LLC ("PIMCO"), and Invesco Advisers, Inc. ("Invesco").

Effective May 28, 2010, Invesco Van Kampen V.I. Global Value Equity Fund replaces Morgan Stanley Global Value Equity Portfolio within the variable annuity contract.

Effective May 28, 2010, the following information is added to "THE FUNDS" section:

Fund	Investment Objective	Investment Adviser/Principal Sub-Adviser
INVESCO
Invesco Van Kampen V.I. Global Value Equity Fund	Seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.	Invesco Advisers, Inc.

Important: You will find more complete information about the Funds, including the risks associated with each Fund, in their respective prospectuses, and if available, summary prospectuses. You should read them in conjunction with this prospectus. You can obtain a prospectus for any underlying Fund by calling 1-800-544-2442 or visiting Fidelity.com.

FIA7-10-01 May 28, 2010
1.913564.100